Bitwise Funds Trust

Bitwise Bitcoin and Ether Equal Weight Strategy ETF

(the “Fund”)

October 4, 2024

Supplement To the Fund’s Summary Prospectus, Prospectus and

Statement of Additional Information

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT STRATEGY AND FUND NAME

On or around December 3, 2024, the Fund’s principal investment strategy will change and the Fund will pursue its investment objective through the utilization of a “long-flat” trend-following investing strategy, pursuant to which the Adviser will rotate the Fund’s exposure between 100% exposure to bitcoin futures contracts (“Bitcoin Futures Contracts”) and ether futures contracts (“Ether Futures Contracts,” and with Bitcoin Futures Contracts, “Bitcoin and Ether Futures Contracts”) and 100% exposure to U.S. Treasury securities, based upon a proprietary signal that is based upon bitcoin’s 10-day and 20-day exponential moving average price. Each time the proprietary signal causes the Fund to allocate to Bitcoin and Ether Futures Contracts, the Fund will initially seek to equally weight its exposure to Bitcoin Futures Contracts and Ether Futures Contracts, meaning that it will seek 50% economic exposure to Bitcoin Futures Contracts and 50% economic exposure to Ether Futures Contracts. Under normal market conditions, the Fund will invest at least 80% of its assets in Bitcoin and Ether Futures Contracts and U.S. Treasury securities. For purposes of compliance with this investment policy, derivative contracts (such as Bitcoin and Ether Futures Contracts) will be valued at their notional value. Due to the nature of the Fund’s trend-following investment strategy, there will be periods – and perhaps extended periods – when the Fund has no exposure to Bitcoin and Ether Futures Contracts, as the entirety of its assets will be invested in U.S. Treasury securities.

In connection therewith, on or about December 3, 2024, the Fund’s name is expected to change to “Bitwise Trendwise BTC/ETH and Treasuries Rotation Strategy ETF.” The Fund is expected to continue to trade on NYSE Arca under the ticker symbol “BTOP.”

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